EXHIBIT 10.1

AMENDMENT NO. 6 TO EMPLOYMENT AGREEMENT
This Amendment No. 6 to the Employment Agreement (the “Amendment”) is entered into as of this 24th day of June, 2015, between Knoll, Inc., a Delaware corporation (the “Company”), and Andrew B. Cogan (“Executive”).
WHEREAS, the parties wish to amend the March 23, 2001 Employment Agreement between Executive and the Company, as previously amended (the “Agreement”), as hereinafter set forth;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to become legally bound, the parties agree as follows:
1. All defined terms contained in this Amendment shall have the meanings ascribed to them in the Agreement.
2. Executive’s “Base Salary” is changed to be $857,000 effective as of July 1, 2015.
3. Except as specifically set forth herein, the terms of the Agreement shall remain unchanged.

IN WITNESS WHEREOF, each of the parties has duly executed this Agreement effective as of the date first above written.
KNOLL, INC.

By:	/s/ Craig B. Spray
Name: Craig B. Spray
Title: Senior Vice President and Chief Financial Officer

/s/ Andrew B. Cogan
Andrew B. Cogan